ARENA R&D DAY Nasdaq: ARNA October 4, 2018 Exhibit 99.1

This presentation includes forward-looking statements that involve a number of risks and uncertainties, including statements about the Arena investment thesis, catalysts, value, our investigative stage drug candidates, including with respect to their potential (including to become first or best-in-class), safety, efficacy, indications, significance of data, development plans, differentiation, the market and unmet needs and commercialization, expected data readouts and initiation and progress of new clinical trials; our focus, goals, strategy, plans, timelines and guidance; our partnered programs; financial and other guidance; and other statements that are not historical facts, including statements that may include words such as “may,” “will,” “intend,” “plan,” “expect,” “potential,” “opportunity” or other similar words. For such statements, we claim the protection of the Private Securities Litigation Reform Act of 1995. Actual events or results may differ materially from expectations, and you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the time they were made. Factors that could cause actual results to differ materially from such statements include, without limitation: we expect to need additional funds to advance all of our programs, and you and others may not agree with the manner in which we allocate our resources; topline data may not accurately reflect the complete results of a particular study or trial; results of clinical trials and other studies are subject to different interpretations and may not be predictive of future results; clinical and nonclinical data is voluminous and detailed, and regulatory agencies may interpret or weigh the importance of data differently and reach different conclusions than Arena or others, request additional information, have additional recommendations or change their guidance or requirements; the timing and outcome of research, development and regulatory review and feedback is uncertain; unexpected or unfavorable new data; our drug candidates may not advance in development or be approved for marketing; clinical trials and other studies may not proceed at the time or in the manner expected or at all; enrolling patients in our ongoing and intended clinical trials is competitive and challenging; data and information related to our programs may not meet regulatory requirements or otherwise be sufficient for further development, regulatory review, partnering or approval at all or on our projected timeline; other risks related to developing, seeking regulatory approval of and commercializing drugs, including regulatory, manufacturing, supply and marketing issues and drug availability; Arena's and third parties' intellectual property rights; competition; reimbursement and pricing decisions; risks related to relying on partners and other third parties; and satisfactory resolution of litigation or other disagreements. Additional factors that could cause actual results to differ materially from those stated or implied by our forward-looking statements are disclosed in our Securities and Exchange Commission (SEC) filings, including under the heading “Risk Factors.” We disclaim any intent or obligation to update these forward-looking statements, other than as may be required under applicable law. Forward Looking Statements

Presenters and Agenda

Amit D. Munshi President & Chief Executive Officer	ARENA PHARMACEUTICALS
Preston Klassen, MD, MHS Executive Vice President, R&D and Chief Medical Officer	ARENA PHARMACEUTICALS
William J. Sandborn, MD UCSD	UC San Diego Health
Victor F. Tapson, MD, FCCP, FRCP Cedars-Sinai	Cedars-Sinai

AGENDA

- Introductions and corporate overview ~25 min
- Etrasimod ~30 min + Q&A
- Ralinepag ~30 min + Q&A
- Break 10 min
- Olorinab ~20 min + Q&A
- APD418 ~15 min
- Final Q&A
- Closing

October 2018 | 3

Arena Management in Attendance John Adams, PhD Vice President, Translational Science Vince Aurentz Executive Vice President, Chief Business Officer Chris Cabell, MD, MHS, FACC Senior Vice President, Clinical Development Kevin Lind Executive Vice President, Chief Financial Officer Suzanne Zoumaras Executive Vice President, Human Resources

Deep Pipeline with Therapeutic Focus

ARENA PHARMACEUTICALS

Program	Therapeutic Area/Indication	PC	Ph 1	Ph 2	Ph 3	Status
Etrasimod *Optimized Activity S1P Receptor Modulator*	Ulcerative Colitis (UC) Study 1					Ph 3 Planning
	Ulcerative Colitis (UC) Study 2					Ph 3 Planning
	Crohn's Disease (CD)					Ph 2/3 Planning
	Primary Biliary Cholangitis					Ph 2 2H:19
	Atopic Dermatitis (AD)					Ph 2 Planning
Olorinab *Highly Selective Full Agonist CB_2*	Pain Associated with IBD					Ph 2 Data
	Pain Associated with IBS					Ph 2 Planning
Ralinepag *Potent IP Receptor Agonist*	PAH - Time to Clinical Events					Ph 3 Initiated
	PAH – Ex Capacity 6MWD					Ph 3
	PAH – Ex Capacity CPET					Ph 3
	PAH - Differentiation					1H:19 Initiation
APD418 *Calcium-Independent Myofilament Derepressor*	Decompensated heart failure (DHF)					IND 2019

October 2018 | 5

Next Stage in Arena Evolution Arena Resets and Builds… 3 Positive Ph 2 Readouts 250%+ Employee Growth Over 24 Mos ~70% of FTEs in R&D (100+ in R&D) 75% New Board 90% New Management 4+ Strategic Deals and Renegotiations ~70% Retail to 85% Institutional Holders

Next Stage in Arena Evolution 3 Positive Ph 2 Readouts 250%+ Employee Growth Over 24 Mos ~70% of FTEs in R&D (100+ in R&D) 75% New Board 90% New Management 4+ Strategic Deals and Renegotiations ~70% Retail to 85% Institutional Holders Arena Resets and Builds… 4 First- or Best-in-Class Compounds Up to 4 NDAs By 2022/3 7 Phase 3 Trials 4 Phase 2 Trials Preclinical / New Compounds Potential for Regional Partnerships Multiple Catalysts 2019/20 …A Sustainable Company to Deliver Transformational Medicines

Arena Opportunity Ralinepag Ph 3 PAH - potential $1-2B opportunity Etrasimod Ph 3 IBD (UC & CD) - potential $3-4B opportunity Etrasimod Ph 2 new indications (liver and derm) - potential $1.5-4B opportunity Olorinab Ph 2b IBS/IBD Pain - potential $1-3B opportunity Arena Pipeline Represents $7-13B Commercial Opportunity

Substantial Catalysts 2019-2022

ARENA PHARMACEUTICALS

Franchise	2019	2020	2021	2022
GI / HEP / Derm Franchise	**Etrasimod UC** Open Label Data Read-Out			
	Etrasimod UC Ph 3 Initiation			
	Etrasimod CD Ph 2/3 Initiation			
	Etrasimod AD Ph 2 Initiation	**Etrasimod CD** Ph 3 Initiation	**Etrasimod UC** Ph 3 Data Read-Out	
	Etrasimod PBC Ph 2 Readout	**Etrasimod AD** Ph 2 Data Read-Out	**Etrasimod AD** Ph 3 Initiation	**Etrasimod CD** Ph 3 Data Read-Out
	Olorinab IBD/IBS Pain Ph 2b Initiation	**Olorinab GI Pain** Ph 2 Data Read-out	**Olorinab GI Pain** Ph 3 Initiation	**Etrasimod UC** US NDA Submission
Cardiopulmonary Franchise	**Ralinepag PAH** 6MWD Ph 3 Initiation	**Ralinepag PAH** Differentiation Data Read-Out	**Ralinepag PAH** 6MWD / CPET Data Read-Out	**Ralinepag PAH** US Approval / Launch
	Ralinepag PAH Differentiation Initiation		**Ralinepag PAH** Outcomes Data Read-Out	**APD418 DHF** Ph 2b Data Read-Out
	Ralinepag PAH CPET Ph 3 Initiation	**APD418 DHF** Ph 1 Initiation	**Ralinepag PAH** US NDA Submission	**APD418 DHF** Ph 2b Initiation
	APD418 DHF IND Submission	**APD418 DHF** Ph 1 Data Read-Out	**APD418 DHF** Ph 2a Initiation	
			APD418 DHF Ph 2a Data Read-Out	

October 2018 | 9

Etrasimod Oral, Next Generation, S1P Receptor Modulator with Optimized Activity Being Evaluated In Multiple Immune-Inflammatory Diseases

Etrasimod - Next-Generation and Best-in-Class S1P Receptor Modulator

ARENA PHARMACEUTICALS

Significant Opportunity to Improve IBD Standard of Care

$23B market in 2026[1]

1.6M US Patients[2]
3.0M EU Patients[3]

CDC NHIS household survey suggests prevalence may be much higher (3.1M)[6]

Only 40% of responders achieve remission on most effective biologics at 1 year[4]

~60% of IBD patients not receiving SOC (biologics)[5]

ETRASIMOD

- Best-in-class remission
- Rapid onset and offset of action
- No elevated LFTs, abnormal PFTs or macular edema
- No titration with excellent CV safety
- Potentially improved barrier function

Source: [1]UC & CD Disease Landscape & Forecast Reports. DRG. 2018. [2]The Facts About IBDs. Crohn's & Colitis Foundation of America. 2014. [3]European Population IBD Prevalence. European Crohn's and Colitis Organization website viewed Sep 2016. [4]Hirten RP, et al. Clin Gastroenterol Hepatol. 2018 Sep;16(9):1374-1384. [5]Arena Quantitative Market Research, March 2018. [6]Dahlhamer JM, et al. MMWR Morb Mortal Wkly Rep 2016;65:1166–1169.

October 2018 | 11

Source: Arena data on file 100 GI Physicians Quantitative Conjoint Study Shows Etrasimod Emerging as Potential Market Leader Mod/Severe Patients Not Receiving Biologics Etrasimod vs. Ozanimod (Estimated Future Preference) Oral Market Increasing (Estimated Future Preference) S1P vs. JAK (Estimated Preference)

Etrasimod Demonstrates Competitive Efficacy in UC (4-Domain)

ARENA PHARMACEUTICALS



Patients with TMCS ≤ 2 points and No Subscore > 1 point
50%
40%
30%
20%
10%
0%
Δ = 18.7%
Δ = 10.3%
Δ = 11.5%
Δ = 7.2%
Δ = 10.3%
Δ = 23.9%
6.0%
24.5%
Pbo N=54
2mg N=50
8.2%
18.5%
Pbo N=112
10mg N=429
5.4%
16.9%
Pbo N=149
300mg N=225
9.3%
16.5%
Pbo N=246
160/ 80mg N=248
6.2%
16.4%
Pbo N=65
1mg N=67
14.9%
38.8%
Pbo N=121
5mg/kg N=121
Etrasimod Phase 2
Xeljanz® Phase 3
Entyvio® Phase 3
Humira® Phase 3
Ozanimod Phase 2
Remicade® Phase 3

Note: No direct head-to-head data available - Caution advised when comparing data across clinical studies

Source: Etrasimod: Post-hoc analysis. Δ=% difference from placebo estimated using Mantel-Haenszel method adjusted with current oral corticosteroid use and prior exposure to TNFα antagonists.. Sources: Ozanimod: Sandborn, et al. NEJM 2016; Xeljanz: Sandborn, et al. NEJM 2017; Entyvio: Feagan, et al. NEJM 2013; Humira: Sandborn, et al. Gastroenterology 2012; Remicade: Rutgeerts, et al. NEJM 2005. TMCS = Total Mayo Clinic Score

October 2018 | 13

Etrasimod Remission at 12 Weeks (4-Domain)

Proportion of Patients with with Total Mayo Clinic Score ≤ 2 points and No Subscore > 1 point



Δ = 18.7% (p = 0.004)
Δ = 10.3% (p = 0.048)
Δ = 14.7% (p = 0.01)
30%
20%
10%
0%
% Patients in Clinical Remission
6.0%
Pbo N=54
24.5%
2mg N=50
6.2%
Pbo N=65
16.4%
1mg N=67
6.2%
Pbo N=65
20.9%
1mg N=67
Placebo
2 mg
12 weeks
Placebo
1 mg
8 weeks
Placebo
1 mg
32 weeks
Etrasimod
Ozanimod

Note: No direct head-to-head data available - Caution advised when comparing data across clinical studies

Total MCS = Mayo Clinic Score. Etrasimod: Post-hoc analysis. Δ=% difference from placebo estimated using Mantel-Haenszel method adjusted with current oral corticosteroid use and prior exposure to TNFα antagonists. Ozanimod: Sandborn, et al. NEJM 2016

October 2018 | 14

Etrasimod's Highly Selective Activity at $S1P_{1,4,5}$ Reduces Inflammation While Avoiding $S1P_{2,3}$ Related Side Effects

ARENA PHARMACEUTICALS

	Receptor Subtype	Receptor Action	Etrasimod Competitive Advantage
Positive	$S1P_1$	• Lymphocyte trafficking • Maintained endothelial/epithelial barriers	• **Class leading onset of action** • **Class leading recovery of lymphocyte counts** • **Class leading cardiac safety profile** • Potential improved mucosal healing
Positive	$S1P_4$	• Regulation of dendritic cell trafficking & activity	• Potential for additional anti-inflammatory effects
Positive	$S1P_5$	• NK cell trafficking • Oligodendrocyte maturation	• Class effect
Negative	$S1P_2$	• Disrupted endothelial/epithelial barriers • Fibrosis • Vasoconstriction • Proliferation/tumor-related risk	• **Etrasimod has no expected activity at $S1P_2$** • Reduced risk for macular edema & pulmonary effects • Reduced tumor-related risk
Negative	$S1P_3$	• Increased blood pressure • Disrupted endothelial/epithelial barriers • Fibrosis • Proliferation/tumor-related risk	• **Etrasimod has no expected activity at $S1P_3$** • Reduced risk for macular edema, pulmonary effects, and elevated liver enzymes • Reduced tumor-related risk

S1P = Sphingosine 1-phosphate; UC = ulcerative colitis. *Data generated at Arena or under sponsored research by Arena
Arena data on file. Spiegel & Milstien Nat Rev Immunol 2011;11:403-415. Jain & Bhatti Neurology 2012;78:672-689

October 2018 | 15

Etrasimod Pharmacology May Impart Best-in-Class Effects on Barrier Function

Intestinal Barrier Dysfunction is a Hallmark of IBD

Barrier Dysfunction Leads to Diarrhea, Exacerbated Inflammation and Abnormal Immune Tolerance


S1P1
S1P1
S1P2
Rac
Rac
Rho
Tighter Junctions
Weaker Junctions
Enhanced Barrier Function
Impaired Barrier Function

$S1P_1$ Degradation May Lead to Loss of Protective Signaling


Etrasimod
Ozanimod
* p ≤ 0.01
S1P1 degradation, 24 h (% of control)
100
80
60
40
20
0
*
*
*
0.02
0.1
0.5
Modulator (uM)

- Better mucosal healing
- Healthier, intact intestinal epithelium reduces migration of microbiota, thus reducing inflammation
- Enhanced endothelial barrier function potentially reduces side effects, such as macular edema and PFT abnormalities

Source: Spiegel S, et al. Nat Rev Immunol. 2011 Jun; 11(6): 403–415. Ungaro et al. Lancet 2017; 389:1756-70. Baumgart & Sandborn Lancet 2012; 380:1590-1605. Jain & Bhatti Neurology 2012;78:672-689. Sanna et al Nat Chem Biol 2006;2:434-441. Arena data on file, ozanimod parent.

October 2018 | 16

Advancing to Ph 3 in UC & Crohn's Disease

ARENA PHARMACEUTICALS

Ulcerative Colitis (UC)

- Optimize study design
  - Bigger effect size
  - Expedited trial design
- Drive rapid enrollment
  - Proprietary methodology for site selection / patient referrals
  - High-touch engagement utilizing internal field based team

Crohn's Disease (CD)

- Rapid path to Ph 3
  - Combined Ph 2/3 approach
  - Operational synergies with UC

Ph 2 Read-Through to Ph 3 Primary Endpoint in UC



40%
30%
20%
10%
0%
Δ = 25.6% (p < 0.001)
Δ = 9.3% (p = 0.06)
5.6%
15.6%
30.6%
Placebo
Etrasimod 1 mg
Etrasimod 2 mg

UC Mayo / Disease Activity Index subscore includes: mucosal appearance at endoscopy, rectal bleeding and stool frequency

Δ=% difference from placebo estimated using Mantel-Haenszel method adjusted with current oral corticosteroid use and prior exposure to TNFα antagonists. Arena data on file.

Pending feedback from regulatory authorities

October 2018 | 17

Ph 3 Program in UC Designed for Speed to Market Study 1 Adults Biologics/JAK inhibitor: 50% naïve 50% exposed Etrasimod, 2 mg Placebo Week 12 Week 52 Primary Endpoints Study 1: Week 52 clinical remission (modified Mayo Clinic score) Study 2: Week 12 clinical remission (modified Mayo Clinic score) Potential Secondary Endpoints Endoscopic improvement Steroid-free remission Mucosal healing Study 2 Adults Biologics/JAK inhibitor: 50% naïve 50% exposed Etrasimod, 2 mg Placebo Open-label Extension (OLE) Moderately to Severely Active UC Endpoints Study 3 Long-term, open-label extension Safety and durability of response Pending feedback from regulatory authorities

Ph 3 Program in Crohn’s Disease Designed for Rapid POC & Speed to Market Maintenance Adults Prior Biologics: 50% naïve 50% exposed Week 12 Week 52 Primary Endpoints Remission (symptomatic improvement), and endoscopic remission (co-primary) Potential Secondary Endpoints Improvement in CDAI Induction Adults Prior Biologics: 50% naïve 50% exposed Open-label Extension (OLE) Moderately to Severely Active CD Endpoints Study 4 Long-term, open-label extension Safety and durability of response Etrasimod, 2 mg Placebo Etrasimod, 2 mg Placebo Etrasimod, 2 mg Placebo Interim analysis Responders re-randomized Pending feedback from regulatory authorities

Etrasimod May Have Applications in Broad Range of Diseases Catenion Analysis & Current product development for S1P receptor modulators GI Ulcerative Colitis Crohn’s Disease Liver Primary Biliary Cholangitis Autoimmune Hepatitis Primary Sclerosing Cholangitis Skin Atopic Dermatitis Psoriasis Scleroderma Brain Multiple Sclerosis Lung Asthma Nervous System Amyotrophic Lateral Sclerosis Demyelinating Polyradiculoneuropathy Muscle Polymyositis Bones Rheumatoid Arthritis Psoriatic Arthritis Blood Systemic Lupus Erythematosus 84 High Potential Indications

Etrasimod Aiming to Address Substantial Unmet Need in PBC

Significant Need for Treatments that Address Underlying PBC MOD

$2B market in 2026[1]

140K US and EU5 patients[1]

- **7.5 year survival** without treatment & 5-10% undergo liver transplant[2]
- **40% inadequate response & 5-10%** intolerant to 1L Tx[3]
- **Black Box Warning** for potential serious injury or death for incorrect dosing of 2L Tx[4]

No current therapies address underlying autoimmune attack[1,5]

Primary Biliary Cholangitis (PBC)



Intrahepatic Bile Duct
Autoimmune Trigger
Injury by T Cells
Etrasimod
Cholestasis, Ductopenia & Fibrosis
Cirrhosis & End-stage Disease

Autoimmune disease resulting in destruction of bile ducts, progressive fibrosis & hepatic failure

Source: [1]Primary Biliary Cholangitis. Disease Landscape & Forecast. DRG. March 2017. [2]Primary Biliary Cholangitis. Medscape. Nov 8, 2017. [3]FDA approves Ocaliva for rare, chronic liver disease. FDA News Release. May 31, 2016. [4]Ocaliva: Boxed Warning Added To Highlight Correct Dosing. FDA Drug Safety Communication. Feb 1, 2018. [5]Saffioti F, et al. Cochrane Database Syst Rev. 2017 Mar 28;3:CD011648.

October 2018 | 21

Etrasimod Has Potential to Impact Broad Range of Inflammatory Dermatological Diseases



Epidermis
Inflammation, disrupted barriers, skin hyperplasia, fibrosis
DC
Lymph Node
T
T
T_H1
T_H2
T_H17
T_H22
Dermis

- T cell driven inflammation in multiple immune-mediated skin diseases
- Etrasimod may improve skin disease by inhibiting dendritic cell & T cell trafficking
- Etrasimod may improve skin disease by enhancing epithelial healing

DC – Dendritic Cells

October 2018 | 22

1- Schulze et al. FASEB 2011;25. S1P1 & S1P4 Modulate Dendritic Cell Migration and Cytokine Expression in Skin S1P4-/- mice have exacerbated inflammation in contact hypersenstivity1 DC WT control S1p4-/- control WT FITC S1p4-/- FITC CD8+ CD44+ CD62L- 40 20 0 * 500 250 0 Absolute cell numbers [x103] CD4+ CD44+ CD62L- WT control WT control S1p4-/- control WT FITC S1p4-/- FITC * 45 40 35 30 25 Ear thickness [x10-2 mm] WT control s1p4-/- control WT FITC S1p4-/- FITC * * 0 1 2 DC DC Skin TN TH Lymph Node S1P1 S1P4 TH Migration DC

Etrasimod Preclinical Data Further Support Dermatologic Indications as Potential Therapeutic Area

Etrasimod reduced collagen deposition and dermal thickening in the bleomycin-induced skin fibrosis model


Hydroxyproline (µg/mg skin tissue)
15
10
5
0
**
**
**
**
Sham
Vehicle
1 mpk
3 mpk
1 mpk
Etrasimod
FTY720
Bleomycin


Dermal Thickeness (µM)
500
400
300
200
100
0
*
*
*
Sham
Vehicle
1 mpk
3 mpk
1 mpk
Etrasimod
FTY720
Bleomycin


Vehicle
Etrasimod 3 mpk
Dermis

Arena data on file. * p < 0.05 compared to vehicle. ** p < 0.0001 compared to vehicle. Mpk = milligram per kilogram

October 2018 | 24

Etrasimod’s Clinical Activity in Patients Supports Ongoing Investigation in Skin Disorders Evaluated data on 7 patients with dermatological manifestations 5/6 etrasimod-treated patients showed improvement in DLQI scale - - in either pyoderma gangrenosum (PG) or extraintestinal manifestations (EIM) of IBD 1/1 placebo patient with IBD EIM in Ph 2 study was a non-responder Patient-Level Data “Etrasimod is working very well. Both the patient and I are very happy with the results.” – PI of patient in IBD-EIM Study ” “Very impressed with the patient’s progress. Can the treatment be continued at the study’s completion?” – PI of patient with PG ”

Etrasimod Early Clinical Result in Pyoderma Gangrenosum Baseline Image Initial Measurement (7/5/17) Current Image Date of Assessment (9/27/17) Initial Area (CmSq) Current Area (CmSq) Percent Area Change Length 4.668 1.520 -67.44% 2.18cm

Focus on Exploring Atopic Dermatitis

ARENA PHARMACEUTICALS

Significant Opportunity for Safe and Effective Oral Treatment Option

$24B market in 2026[1]

18M US patients[2]
22M EU patients[3]

Severe impact on QoL, including occupational, social & psychological[4]

8 Year reduction in lifespan[5]

86% not satisfied with current treatment options[4]

Atopic Dermatitis (AD)

Hallmarks of Disease[6]

Impaired Skin Epithelial Barriers → Dendritic Cell Activation →

Local & Systemic T Cell Driven Inflammation



Skin
Itch
DC
Lymph Node
T_H1
T_H2
T_H17
T_H22

Source: [1]Atopic Dermatitis/Atopic Eczema. Disease Landscape & Forecast. DRG. August 2018. [2]Silverberg, JI. Dermatol Clin. 2017 Jul;35(3):283-289. [3]Barbarot S, et al. Allergy. 2018 Jun;73(6):1284-1293. [4]Atopic Dermatitis: Survey of 192 Patients. National Eczema Association 2016. [5]Egeberg A, et al. J Am Acad Dermatol. 2017 Jan;76(1):98-105. [6]Dhingra N, et al. J Invest Dermatol. 2014 Aug;134(8):2071-2074.

October 2018 | 27

Etrasimod Program Timeline 2018-2022 Roadmap


2018
2019
2020
2021
2022
2023
1H
2H
1H
2H
1H
2H
1H
2H
1H
2H
Ulcerative Colitis
UC Ph2 OLE (APD334-005)
APD334-301: Treat-through design Study
Data
NDA
Approval
APD334-302: DBI Study
Data
APD334-303: UC Open Label Long-term Extension (OLE)
Crohn's Disease
CD: Ph2/3 Induction-1
Data
CD: Ph2/3 Induction-2
Data
Interim Analysis
NDA
CD: Ph 3 Maintenance
Data
CD: Open Label Long-term Extension (OLE)
Liver Disease
PBC Ph 2
Data
Derm
AD Ph 2
Legend:
Planned
Open-label
Pending

October 2018 | 28

Well characterized, developed in-house Higher selectivity drives efficacy with no off-target activity Improved PD – rapid on-rate + rapid off-rate with true 36 hour half-life UC data supportive of category leading efficacy with good safety / tolerability Moving to Ph 3 in UC, Crohn’s to validate safety and efficacy Moving aggressively in Ph 2 in PBC & AD Ph 3 IBD (UC & CD) - potential $3-4B opportunity Ph 2 new indications - potential $1.5-4B opportunity Etrasimod Progressing Rapidly with Best-in-Class Profile

Ralinepag Next-Generation, Oral, Selective, Once-Daily Prostacyclin Receptor (IP) Agonist for Pulmonary Arterial Hypertension

Changing the Game - Benefits of IV Prostacyclin in Once-a-Day Oral Therapy

ARENA PHARMACEUTICALS

Unique Opportunity to Expand the Market

- **$6.7B** market in 2025[1]
- **>100K** PAH patients worldwide[2]
- **50% morbidity and mortality event rate** in ERA+PDE-5i treated patients[3]
  7 year median survival[4]
- **ONLY 1 in 5** PAH patients receive a prostacyclin[5]

RALINEPAG

- 6.5-10x greater potency vs. selexipag
- Unprecedented 20.1% PVR improvement with patients primarily on dual therapy
- 24-hour unremitting receptor engagement
- Most comprehensive Ph 3 program with differentiated endpoints

> *"If it weren't for the cumbersome nature of IV epoprostenol, all of my patients with PAH would be on it."* – Hap Farber, MD

Source: [1]Pulmonary Hypertension. Disease Landscape & Forecast. DRG. November 2016. [2]Pulmonary Hypertension. DRG. September 2014. [3]Coghlan JG, et al. Am J Cardiovasc Drugs. 2018 Feb;18(1):37-47. [4]Benza RL, et al. Chest. 2012 Aug;142(2):448-456. [5]Burger CD, et al. J Manag Care Spec Pharm. 2018 Mar;24(3):291-302. Arena Quantitative Market Research. Mar. 2018.
ERA: Endothelin Receptor Antagonist. PDE5i: Phosphodiesterase-5 Inhibitor

October 2018 | 31

Market Research Supports Broad Opportunity and Potential for Ralinepag's Leading Position

ARENA PHARMACEUTICALS

Patients on Prostacyclin[1]

(2015)



Prostacyclin
Other
20%
80%

Oral Prostacyclin Projected Dynamics[2]



Oral PC Class Growing By…
…With Ralinepag Share
51%
55%

"The [ralinepag] product profile has as much efficacy as an IV therapy, but it's an oral. This will be paradigm shifting."

– U.S. KOL

"The peak-to-trough data suggest [ralinepag] is the closest thing to an oral Flolan."

– U.S. Pulm.

"This is a winning combination of attributes… what I like best is the peak-to-trough and that this is achieved with only QD dose."

– U.S. Pulm.

"The [ralinepag] profile is enough to prefer prescribing over selexipag. That's not a borderline judgment; my decision would be clear."

– U.S. KOL

Source: [1]Burger CD, et al. J Manag Care Spec Pharm. 2018 Mar;24(3):291-302. [2]Arena market research, Sept. 2018

October 2018 | 32

Unremitting Receptor Engagement and Potency Improves Survival In PAH

Proven Survival Benefit with Continuous Prostacyclin IV Infusion



Short Term
Survival (%)
100
80
60
40
20
0
Epoprostenol
Conventional Therapy
0
2
4
6
8
10
12
Week
Long Term
Cumulative Survival
1
.8
.6
.4
.2
0
Epoprostenol
Historical Control
0
12
24
36
48
60
72
84
96
108
120
Month

- IV Prostacylin Remains Gold Standard
- Typically Reserved for Late-Stage Patients
- Chronic IV Catheter = High Rates of Complications
- Difficult for Patients to Administer and Maintain

Source: [1] Barst RJ, et al. N Engl J Med. 1996 Feb 1;334(5):296-301. [2] Sitbon O, et al. J Am Coll Cardiol. 2002 Aug 21;40(4):780-8. Decision Resources 2016.

October 2018 | 33

*PVR, change in least squares mean from placebo; **Flolan: Barst et al NEJM 1996 Feb 1;334(5): 296-301 Ralinepag Impressive PVR Improvement Ralinepag (n=40) Placebo (n=40) Placebo (n=21) -20.1% -21% Flolan® (n=41) 9% -30%** 9.6% -29.8%* Note: No direct head-to-head data available - Caution advised when comparing data across clinical studies Percent Change in PVR Percent Change in PVR IV Flolan ® Naïve Patients Oral Ralinepag 2/3 Patients on Background

Clear Ph 3 Objectives for a Potential Best-in-Disease Treatment Objective Time-to-Clinical Event Exercise Capacity Time to Market ü ü Breadth of Label ü ü ü Broad Physician Experience ü ü ü Supports use in prevalent patients Supports early use in newly diagnosed patients

Source: Protocol amendment 1 for: APD811-301, APD811-302, and APD811-304. Trial Assumptions for the ADVANCE Program Design Parameter 301 302 304 Endpoint TtCE Peak V02 (CPET) 6MWD Sample 700 135 290 p <0.01 <0.05 <0.05 Power 90% 90% 90% Hazard Ratio / Treatment Effect HR = 0.6 TE = 1.8 ml O2/Kg/min TE = 25 m Standard Deviation — 3.0 mL O2/Kg/min 65 m

Ralinepag Program Designed to Differentiate vs. Selexipag Abbreviations: PK, Pharmacokinetic; PD, Pharmacodynamic; XR, Extended Release; PVR, Pulmonary Vascular Resistance; CPET, Cardiopulmonary Exercise Test; MRI, Magnetic Resonance Imaging; 6MWD, 6 minute walk distance; PAH; Pulmonary Arterial Hypertension; PDE5, Phosphodiesterase type 5 inhibitor; ERA, Endothelin Receptor Antagonists; VO2, Peak Oxygen Consumption; QD, quaque die -OR- Once a Day Ph 2 and ADVANCE Ph 3 Studies Differentiation Studies direct comparison to selexipag Cardiac MRI substudy (RV function) CPET Continued impact on PVR and 6MWD in patients on ralinepag out to 2 years POTENTIAL ADVANTAGES DATA SOURCE Once-Daily Dosing Novel Readouts from Ph 3 Long-Term Hemodynamics & Functional Capacity Hemodynamic Advantage

Hemodynamic data on patients as they switch from selexipag to ralinepag Hypotheses - Compared to selexipag, ralinepag will have improved PVR at both peak and trough Ralinepag Differentiation Study Baseline Measurement Minimum 30 days treatment PVR Subjects enter ralinepag OLE Ralinepag levels for PK analysis PVR Transition subjects to ralinepag Subjects stable on selexipag

Ralinepag Open-Label Extension (OLE) Study Overview Abbreviations: OLE, Open Label Extension; RHC, Right Heart Catherization; BID, Twice Daily; mg; milligram; FC, Functional Class; 6MWT, 6-Minute Walk Test ~28 Day Screening Period 22-week Treatment Period 9-Week Dose Titration Period 13-Week Treatment Period Transition Period (±3 Week) Stable Dose of Ralinepag (0.01–0.3 mg BID) Placebo Randomized 2:1 R 0 1 2 3 4 5 6 7 8 9 10 14 18 22 25 End of Study Assessments Follow-up OLE BL Open-Label Extension Maintenance Dose of Ralinepag (0.01–0.3 mg BID) Maintenance Dose of Ralinepag (0.01–0.3 mg BID) Initiate/Titrate Ralinepag (0.01–0.3 mg BID) 3 month OLE Visit 6/9/12/35 month OLE Visit RHC RHC Visits every 3 months 6MWT BNP/NT-pro BNP FC 1 RHC

Ralinepag OLE Baseline Demographics Safety Population – Original (003) Baseline Ralinepag/Ralinepag (N=30) Placebo/Ralinepag (N=15) Age (years) 46 (13) 56 (11) Female/Male (%) 80/20 100/0 PAH Duration (median [range]) 2.5 (0.3-27) 1.8 (0.3-14) PAH Concomitant Medication PDE5i mono 10 (33%) 4 (27%) ERA mono 1 (3%) 4 (27%) ERA + PDE5i / sGCS 19 (63%) 7 (47%) PVR (dyn·s·cm-5) 780 (465) 554 (222) 6MWD (m) 397 (107) 363 (110)

# Ralinepag Demonstrated Long-Term Hemodynamic Improvement



Δ PVR
Ralinepag/Ralinepag (N=18)
Placebo/Ralinepag (N=11)
Δ PVR (dyn s cm-5)
0
-50
-100
-150
-200
-250
median
003 Start
007 Start
OLE RHC



Δ %PVR
Ralinepag/Ralinepag (N=18)
Placebo/Ralinepag (N=11)
Δ PVR (%)
0
-10
-20
-30
-40
-50
median
003 Start
007 Start
OLE RHC

October 2018 | 41

Ralinepag Demonstrated Sustained Improvement in Exercise Capacity Improvement from Start of Ralinepag Treatment *=p<0.05, **=p<0.01, ***=p<0.001 vs. Original (003) Baseline for Ralinepag/Ralinepag and 007 Baseline for Placebo/Ralinepag At last observation (OLE LOCF): 47% (7/15) PBO/Ralinepag subjects had ≥18 months of exposure 52% (14/27) Ralinepag/Ralinepag subjects had ≥24 months of exposure 0 20 40 60 D 6 M W D ( m ) Ralinepag/Ralinepag (N=27) 12 9 6 Ralinepag Start ** *** * 3 *** ** OLE LOCF Month 0 20 40 60 D 6 M W D ( m ) Placebo/Ralinepag (N=15) 12 9 6 Ralinepag Start * * ** 3 OLE LOCF Month

Ralinepag OLE Safety and Tolerability Among patients originally randomized to ralinepag in Ph 2 trial, continuation in OLE was associated with a reduced incidence of tolerability events (i.e., headache, jaw pain, etc.) Overall adverse event profile is consistent with the Ph 2 trial and with the underlying disease

Ralinepag Program Timeline 2018-2022 Roadmap


2018
2019
2020
2021
2022
1H
2H
1H
2H
1H
2H
1H
2H
1H
2H
Interim Data
Open Label Extension (APD811-007) and (APD811-303)
Potential Interim Data
LSLV
Topline
ADVANCE OUTCOMES (APD811-301)
Ph 3 Program
LSLV
Topline
ADVANCE CAPACITY (APD811-302)
NDA
Launch
LSLV
Topline
ADVANCE ENDURANCE (APD811-304)
Potential Interim Data
LSLV
Topline
Differentiation Program
DIFFERENTIATION STUDY

October 2018 | 44

Unremitting 24-hour receptor coverage with 6.5-10x potency of selexipag Best-in-Class 20.1% PVR over dual background therapy Ph 3 initiated with most robust program ever developed Additional non-registrational studies to support superiority over selexipag Ralinepag Ph 3 PAH - potential $1-2B opportunity Ralinepag is a Game-Changing Therapy for PAH Patients

Highly–Selective, Full Cannabinoid 2 Receptor (CB2) Agonist for Gastrointestinal Pain Olorinab

Olorinab May Address Clear Unmet Need in GI Pain

ARENA PHARMACEUTICALS

IBS-Pain

IBD-Pain

Large Patient Populations

U.S. Patients (millions)[1]



24.3
3.4
Un-diagnosed
Prevalent
Drug Treated

U.S. Patients (thousands)[4]



713
678
753
753
UC
CD
Diagnosed
Treated

CDC NHIS household survey suggests the prevalence of IBD is ~3.1 million.[5]

Major Unmet Needs

***78%** of patients report continuous or frequently recurring abdominal pain*[2]

***Up to 93%** of patients experience pain*[6]



CD
Abdominal Cramps
93%
Abdominal Pain
64%
UC
Abdominal Cramps
81%
Abdominal Pain
56%

Customer Insights

Patient: *"I can't plan anything. End up cancelling due to pain…**Sharp pains come out of the blue and make you gasp**."* [3]

Patient: *"I would have bouts of **cramping so bad** that I would **roll up on the floor into a ball**…"* [7]

Sources: [1] DRG: IBS Report (2015), [2] IFFGD & UNC: Online Study, n=1,966 (2007), [3] Allergan: Global Impact Report (2018), [4] ZS Analysis (U.S. Census/Datamonitor), [5] CDC: MMWR Prevalence of IBD, n=33,672 (2016), [6] Arena market research, [7] Waljee, Eur J Gastroenterol Hepatol. (2009)

October 2018 | 47

Olorinab Potential Best-in-Class Profile

ARENA PHARMACEUTICALS

Significant Unmet Opportunity For Non-Opioid Pain Treatment

IBS: 25M patients (US)[1]
IBD: 1.6M patients (US)[2]

78% of IBS patients report frequently recurring/continuous abdominal pain[3]

90% of IBD patients experience abdominal pain or cramps[4]

24% of IBD[5] and 35% of IBS[6] patients taking opiates for pain

OLORINAB

- Non-Opioid
- 1,000x more selective for CB_2 than CB_1
- Full agonism / no tachyphylaxis
- Peripherally restricted / no psychotropic effects

Source: [1] DRG: IBS Report (2015). [2]The Facts About IBDs. Crohn's & Colitis Foundation of America. 2014. [3]Drossman DA, et al. J Clin Gastroenterol. 2009 Jul; 43(6): 541–550. [4]Adelphi 2017. [5]Hacker B, et al. P216. Presented at: Crohn's & Colitis Congress; Jan. 19-20, 2018; Las Vegas, NV. [6]Camilleri M, et al. Clin Gastroenterol Hepatol. 2017 Sep;15(9):1338-1349.

October 2018 | 48

CB_2 Receptors Are Expressed in the Enteric Nervous System



Brainstem
Spinal cord
Dorsal root ganglion
Nodose ganglion
Longitudinal muscle
Myenteric plexus
Circular muscle
Submucosa / Submucosal plexus
Immune cells
Mucosa
INFLAMMATION
Bacteria
CB2 receptor
Epithelium
Enteroendocrine cells
Blood vessels

CB_2 Receptor Expression in the GI Tract

CB_2 receptors located in target tissue, neurons & local immune cells in GI tract

CB_2 receptor also expressed on visceral afferent nerves

During inflammation, enhanced expression on epithelial cells at the ulcer margins & infiltrating immune cells

Supporting rationale for inflammatory & non-inflammatory pain signaling

CB_2 receptors represent a pathophysiological mechanism in GI tract to regulate abnormal motility, modulate intestinal inflammation & limit visceral sensitivity/pain

The anti-hyperalgesic actions of the cannabinoid anandamide and the putative CB2 receptor agonist palmitoylethanolamide in visceral and somatic inflammatory pain Sia"n I. Jaggar, Fauzia S. Hasnie, Senthy Sellaturay, Andrew S.C. Rice* ; Pain accepted 11 February 1998. Activation of the cannabinoid 2 (CB2) receptor inhibits murine mesenteric afferent nerve activity, Hillsely, Neurogastro Motil (2007) 19, 769-777. Pharmacological Evaluation of a Novel Cannabinoid 2 (CB2) Ligand, PF-03550096, In Vitro and In Vivo by Using a Rat Model of Visceral Hypersensitivity Akira Kikuchi, Pharmacol Sci 106, 219 – 224 (2008)2 Journal of Pharmacological Sciences ©2008 The Japanese Pharmacological Society

October 2018 | 49

Castro J, et al. Poster presented at the IASP World Congress on Pain; September 12-16, 2018. ***p<0.001, ****p<0.0001 (comparison to healthy + vehicle); ### p<0.001, #### P<0.0001 (comparison to TNBS + vehicle) Olorinab Demonstrates Strong Pre-Clinical Efficacy in IBD Model * ** *** Olorinab (nM) *p<0.05, **p<0.005, ***p<0.0005 Olorinab decreased activity of visceral pain fibers ex vivo Olorinab decreased visceral pain in response to distension of the colon in vivo Colitis + vehicle (N=18) Healthy + vehicle (N=11) Colitis + Olorinab 30 mg/kg (N=9) Colitis + Olorinab 3 mg/kg (N=8)

Shared Mechanisms in IBS and IBD Pain



Psychological stressors
Anxiety
Depression
Restricted diet
Disturbed brain–gut axis
Impaired gut barrier function
Antigens and bacterial toxins
Activated immune system
Altered enteric nerves
Dysbiosis in gut microbiota
Visceral hypersensitivity and dysmotility

CB_2 receptor

- IBS symptoms reported in 36% UC and 46% CD patients in apparent remission[1,4]
- Submucosal microinflammation, persisting changes in the lumen and epithelium undetected by conventional testing[4,5]
- Increased CB_2 receptor expression on colonic mucosa in patients with IBS[2,3]
- CB_2 receptor activation on sensory afferent pain fibers in the colon may reduce visceral hypersensitivity underlying IBS

1. Barbara et al., (2014) Curr Opin Gastroenterol 30:352-358; 2. Cremon et al., (2017) Alimentary Pharmacology and Therapeutics 45:909-922; 3. Dr. Lin Chang, unpublished data; 4. Spiller and Major (2016), Nat Rev Gastroenterol Hepatol 13(10):613-21; 5. Vivinus-Nebot et al., (2013) Gut 63:744-752

October 2018 | 51

Arena data, study being performed by Stuart Brierley's group; Hughes et al., (2009) Gut 58,1333-1341. CVH, Chronic Visceral Hypersensitivity; olorinab given BID (days 24-28) Olorinab Evidences Strong Pre-Clinical Efficacy in IBS Model Vehicle (N=14) Vehicle (N=14) Healthy IBD-like IBS-like Colitis induction 0 28 3 Day Chronic Visceral Hypersensitivity (CVH) to colon distention 7 Complete resolution of inflammation Acute inflammation CVH mice show visceral hypersensitivity after resolution of inflammation Olorinab decreased visceral pain in response to distension of the colon in CVH mice

Exploratory Objectives Abdominal Pain Score (APS) Patient reported outcome (PRO) C-Reactive Protein (CRP) Average Abdominal Pain Score (AAPS) Patient Health Questionnaire (PHQ)-9 Fecal calprotectin and other biomarkers Weekly or end-of-treatment responders Crohn’s Disease Activity Index (CDAI) PK profiles Olorinab Ph 2a Study in Crohn’s Disease Week 8 Primary Objectives: Safety and tolerability Week 0 Week 10 N = 14 Adults with Crohn’s disease, experiencing abdominal pain – with or without intestinal inflammation 25 mg TID Olorinab (n = 6) 100 mg TID Olorinab (n = 8) Follow-up Visit

Strong Signal in Average Abdominal Pain Score (AAPS) and Responder Analysis Source: Table 13 AAPS Improvement -4.6 *=p<0.05; **=p<0.01 85% of patients improved at week 4 100% of patients improved at week 8 (Evaluable Population with ≥30% change from baseline in AAPS)

Successful Ph 2a Study Results Inform Development Path Olorinab trial results demonstrate meaningful efficacy in patients with Crohn’s disease experiencing abdominal pain Reductions in abdominal pain seen within first wk of treatment Statistically significant improvements in pain over 8 wks of treatment 100% of pts with evaluable data exhibited clinical response of >30% change from BL in AAPS (wk 8) Olorinab appeared safe and generally well tolerated in this study No clinically significant changes in heart rate or blood pressure No psychotropic effects No discontinuations due to adverse events Development Plan includes Ph 2b IBS and Ph 2b IBD studies Olorinab in GI Pain - potential $1-3B opportunity

A First-in-Class Calcium-independent Myofilament Derepressor (CMD) for Decompensated Heart Failure (DHF) APD418

APD418 is First-in-Class for DHF with Novel MOA

ARENA PHARMACEUTICALS

Long-Awaited Innovative Approach to DHF

9.5M AHF hospitalizations in 2025[1]

70% readmitted within 1 year[2]

20% increased mortality with each rehospitalization[1]

No approved treatments proven to improve outcomes[3]

APD418

- β3 adrenergic receptor (AdrR) antagonist
- No action on β1/ β2 AdrRs
- First-in-Class Calcium-independent Myofilament Derepressor (CMD)


β3 Receptor

Source: [1]Heart Failure. Disease Landscape & Forecast. DRG. June 2018. [2]Dharmarajan K, et al. BMJ. 2015 Feb 5;350:h411. [3]Nielsen DV, et al. Anesthesiology. 2014 May;120(5):1098-108.

October 2018 | 57

Decompensated Heart Failure Patients Deserve Better and Safer Therapeutic Options

Known Issues with Inotropes

- ✗ No improvement in outcomes
- ✗ Increased risk of mortality
- ✗ Decreased efficacy (Dobutamine)
- ✗ Hypotension / arrhythmia liabilities

Inotropes typically used in low blood pressure DHF patients

Short-term survival by treatment among patients hospitalized with heart failure: the global ALARM-HF registry using propensity scoring methods



In-hospital mortality
0.0
0.1
0.2
0.3
0.4
Inotropes
Whole cohort
Diuretics
Vasodilators
0
5
10
15
20
25
30
Days

Mebazaa A, et al. Intensive Care med. 2011 Feb;37(2):290-301. Nielsen DV, et al. Anesthesiology. 2014 May;120(5):1098-108.
Intensive Care Med (2011) 37:290-301. DOI 10.1007/s00134-010-2073-4

October 2018 | 58

Cardiac Decompensation Leads to Contractility Repression


Normal Cardiac Myocyte
β3
Minimal Repression
Normal Contractility
Ca++
Agonist
β1 / β2
Decompensated Cardiac Myocyte
β3
Increased expression
Strong Repression
Decreased Contractility
Ca++
decreased expression
Agonist
β1 / β2

Image adapted from: Kulandavelu S, et al. J Am Coll Cardiol. 2012;59(22):1988-1990.

October 2018 | 59

APD418 Targeted Therapy for Cardiac Myocyte Dysfunction


Decompensated Cardiac Myocyte
β3
APD418
Derepression
Increased Contractility
Ca++
Agonist
APD418
β1 / β2

MOA & Rationale

- Calcium-independent Myofilament Derepressor via β_3 adrenergic receptor antagonism
- Improves cardiac contractility with minimal effect on intracellular calcium
- Avoids inotrope-associated AEs
- Unique myocyte-specific target to regulate contractility

Image adapted from: Kulandavelu S, et al. J Am Coll Cardiol. 2012;59(22):1988-1990. Moniotte S, et al. Circulation. 2001 Mar 27;103(12):1649-55.

October 2018 | 60

Increased Cardiac Performance Improved Cardiac Function Without Hemodynamic Liability in Animals Supports Advancement Into Clinic Canine model. Arena data on file. Improved Cardiac Safety Cardiac Output (L/min) LV Ejection Fraction (%) Heart Rate (beats/min) Mean Aortic Pressure (mmHg)

Decompensated heart failure is an area of high unmet medical need with significant morbidity and mortality Current standard of care to improve contractility results in increased long-term mortality (inotropes) APD418 targets a novel mechanism that improves contractility without adverse hemodynamic changes that would put stress on the heart IND filing anticipated Q4 2019 APD418 First-in-Class Novel Therapy for DHF

Summary 4 First- or Best-in-Class Compounds Up to 4 NDAs By 2022/2023 7 Phase 3 Trials 4 Phase 2 Trials Preclinical / New Compounds Multiple Catalysts 2019/2020 Arena Pipeline Represents $7-13B Commercial Opportunity

Thank you Nasdaq: ARNA